                                                                 Exhibit 10.80


                        WAIVER, AMENDMENT AND CONSENT


          WAIVER, AMENDMENT AND CONSENT, dated as of February 17, 1998, among Dana Perfumes Corp. ("BORROWER"), the other Credit Parties party to the Credit Agreement referred to below, General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders party to the Credit Agreement.

                             W I T N E S S E T H:

          WHEREAS, Borrower, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of March 12, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement); and

          WHEREAS, by letters dated February 2, 10 and 12, 1998, Borrower notified Agent and Lenders that the Events of Default specified on SCHEDULE A attached hereto have occurred, and such Events of Default are continuing on the date hereof (the "EXISTING EVENTS OF DEFAULT"); and

          WHEREAS, Borrower has requested that Agent and Lenders waive the Existing Events of Default and amend the Loan Documents as hereinafter set forth; and

          WHEREAS, Agent and Lenders have agreed to waive the Existing Events of Default and amend the Loan Documents on the terms and subject to the conditions as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

          SECTION 1. WAIVER. Agent and Lenders hereby waive the Existing Events of Default effective as of the Effective Date (as defined herein), except that such waiver shall not constitute a waiver of the Existing Events of Default for purposes of Section 6.14 of the Credit Agreement (Restricted Payments) until July 31, 1998, whether or not Borrower is in compliance with any of the financial covenants set forth the Credit Agreement that are tested after the date hereof.

          SECTION 2. CONSENT. Effective as of the Effective Date, and notwithstanding Section 6.1 of the Credit Agreement, Agent and Lenders hereby consent to the amalgamation of MEM Company (Canada) Limited and Houbigant
(1995) Limited to continue as Houbigant (1995) Limited. The Credit Parties hereby represent and warrant to Agent and Lenders that as a result of such amalgamation there has been no impairment to the terms or priority of the security in the Collateral held by Agent and Lenders. The Credit Parties agree that not later than March 3, 1998, they shall comply with the terms of the third proviso of Section 6.1 of the Credit Agreement (I.E., clauses (A), (B) and (C) thereof).

          SECTION 3. RESTRICTED PAYMENTS. Notwithstanding anything set forth to the contrary in Section 6.14 to the Credit Agreement, from and after the date hereof no Credit Party shall make a Restricted Payment specified in Sections 6.14(e) and 6.14(n) with respect to Kidd Kamm Fees. It is understood that certain other Restricted Payments are expressly prohibited by
Section 6.14 of the Credit Agreement as a result of the Existing Events of Default, which have not been waived pursuant to Section 1 of this Waiver, Amendment and Consent with respect to Section 6.14 of the Credit Agreement. It is also understood that those payments by Parent of $12,500 per month to Terry Theodore for rendering services to Parent as Chairman of its Board of Directors (and those dividends to Parent in an amount to pay such monthly fee when due and payable) which reduce the Kidd Kamm Fees accrual shall not be treated as "Kidd Kamm Fees" for this purpose.

          SECTION 4. AMENDMENTS TO FINANCIAL COVENANTS. The Credit Agreement is hereby amended effective on the Effective Date, as follows:

          (a) MINIMUM EBITDA. Paragraph (b) of ANNEX G to the Credit Agreement is amended by deleting "$26,000,000" as the amount of minimum EBITDA for the 12-month period ended on the Fiscal Quarter ending March 31, 1998, and substituting therefor the amount of "$4,400,000".

          (b) MAXIMUM LEVERAGE RATIO. Paragraph (c) of ANNEX G to the Credit is amended by adding the following phrase to the end thereof: ", except for the Fiscal Quarter ending March 31, 1998, in which case the Leverage Ratio shall not be in excess of 12.50 to 1.0".

          (c) MINIMUM INTEREST COVERAGE RATIO. Paragraph (d) of ANNEX G to the Credit Agreement is amended by deleting "1.50" as the minimum Interest Coverage

Ratio for the 12-month period ended on the Fiscal Quarter ending March 31, 1998, and substituting therefor the ratio of "0.23".

          (d) EBITDA AND RESTRUCTURING CHARGES. Solely for the purpose of testing minimum EBITDA, maximum Leverage Ratio and minimum Interest Coverage Ratio Financial Covenants at March 31, 1998, there shall be added to the items listed in clause (c) of the definition of "EBITDA" in ANNEX A to the Credit Agreement the following item: "restructuring charges for such period in an aggregate amount not to exceed $11,600,000".

          SECTION 5. FINANCIAL INFORMATION AND COMPLIANCE CERTIFICATE FOR FISCAL QUARTER ENDING JUNE 30, 1998. Notwithstanding anything set forth to the contrary in paragraph (b) of ANNEX E to the Credit Agreement, Borrower shall deliver or cause to be delivered to Agent and Lenders by July 27, 1998, the preliminary financial information as available to Borrower as of such date, Compliance Certificate and other certificates and information required to be delivered with respect to the Fiscal Quarter ending June 30, 1998. It is expressly agreed that for purposes of the preceding sentence, Borrower's failure to deliver such information and certificates by July 27, 1998 shall constitute an immediate Event of Default, and the cure period specified in
Section 8.1(c) of the Credit Agreement shall be disregarded.

          SECTION 6. OVERADVANCES; INTEREST RATE; CONVERSION TO INDEX RATE LOANS. Notwithstanding anything set forth to the contrary in the Credit Agreement (particularly Sections 1.1(a)(iii) and 1.4 thereof), from and after the Effective Date and until July 31, 1998 (the "OVERADVANCE PERIOD"):

          (a) Lenders consent to Agent making Overadvances in its sole discretion to Borrower on behalf of Revolving Lenders in an aggregate amount not to exceed $6,000,000 at any time, and Lenders agree that they shall not have the right to revoke prospectively the authority of the Agent to make such Overadvances during the Overadvance Period.

          (b) All Overadvances shall constitute Index Rate Loans, shall bear interest at the Index Rate plus 4.00% per annum and shall be payable on demand.

          (c) Borrower shall pay interest with respect to Revolving Credit Advances (other than Overadvances) at the Index Rate plus 2.00% per annum.

          (d) Each LIBOR Loan outstanding on the Effective Date shall be converted on such date to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.12(b) of the Credit Agreement if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, and all Loans outstanding during the Overadvance Period shall be Index Rate Loans.

          SECTION 7.  PLEDGE OF STOCK OF DOMESTIC AND CANADIAN SUBSIDIARIES.

          (a) SCHEDULE B hereto sets forth a list of each domestic Subsidiary and each Canadian Subsidiary of each Credit Party. Part A of SCHEDULE I to the Pledge Agreement is hereby amended to add thereto SCHEDULE B hereto.
Each such domestic Subsidiary and Canadian Subsidiary shall constitute a Pledged Entity (as defined in the Pledge Agreement) for purposes of the Pledge Agreement, and 100% of the issued and outstanding Stock of each domestic Pledged Entity and 66% of the issued and outstanding Stock of each Canadian Pledged Entity shall constitute Pledged Shares (as defined in the Pledge Agreement). If a Canadian Pledged Entity's constanting documents contain a restriction on the right to transfer its shares then, in order to better perfect Agent's and Lenders' security in the Pledged Shares of such Pledged Entity, the certificates delivered to Agent shall be registered in Agent's name and the Credit Parties shall deliver to Agent a copy of the share register of such Canadian Pledged Entity showing Agent as the registered owner of the Pledged Shares of such Pledged Entity certified by the corporate secretary of such Pledged Entity as being true and complete, all in form and substance satisfactory to Agent.

          (b) Notwithstanding anything set forth to the contrary in the Pledge Agreement, each reference to 66% of the issued and outstanding shares of Stock of a Pledged Entity in the Pledge Agreement shall mean, with respect to a domestic Pledged Entity, 100% of the issued and outstanding Stock of such domestic Pledged Entity.

          (c) Any Credit Party forming or acquiring any domestic or Canadian Subsidiary pursuant to the Credit Agreement shall immediately execute and deliver to Agent a Pledge Amendment with respect to such Subsidiary, and deliver to Agent all certificates representing or evidencing the Pledged Shares (as defined in the Pledge Agreement) accompanied by duly executed instruments of transfer or assignment in blank, all in a form and substance satisfactory to Agent; PROVIDED that, if such Subsidiary is subject to private company restrictions of Canada then, in order to better perfect Agent's and Lenders' security in the Pledged Shares of such Canadian Subsidiary, the certificates delivered to Agent shall be registered in Agent's name and the Credit Parties shall deliver to Agent a copy of the share register of such Canadian Subsidiary showing Agent as the registered owner of the Pledged Shares of such Canadian Subsidiary certified by the corporate secretary of such Canadian Subsidiary as being true and complete, all in form and substance satisfactory to Agent and its counsel.

          SECTION 8. NORTHVALE MORTGAGE AND BOUCHERVILLE HYPOTHEC. Notwithstanding Section 5.9(b) of the Credit Agreement, Borrower and/or the applicable Credit Parties shall deliver to Agent the Northvale Mortgages covering the unsold Northvale Properties by March 12, 1998, together with the other documents, instruments and legal opinions contemplated by Section 5.9(b) of the Credit Agreement. Notwithstanding Section 5.9(c) of the Credit Agreement, Borrower and/or the applicable Credit Parties shall deliver to Agent the Boucherville Hypothec covering the Boucherville Property by March 12, 1998, together with the other documents, instruments and legal opinions contemplated by Section 5.9(c) of the Credit Agreement.

          SECTION 9. APPRAISALS OF BUILDINGS LOCATED IN MOUNTAINTOP, PENNSYLVANIA. Borrower shall deliver to Agent by March 13, 1998, appraisals as to each building on Real Estate owned by each Credit Party located in Mountaintop, Pennsylvania, each of which shall be in form and substance satisfactory to Agent.

          SECTION 10. BUSINESS PLAN. Borrower shall deliver or cause to be delivered to Agent and Lenders, as soon as available, but no later than April 30, 1998, an action oriented business plan and financial forecast for the Credit Parties developed by Borrower and Arthur Andersen LLP for the fiscal year ending March 31, 1999.

          SECTION 11. UNDERSTANDING REGARDING FINANCIAL COVENANT DEFAULTS. Borrower has advised Agent and Lenders that Borrower may not be able to comply with the minimum EBITDA, maximum Leverage Ratio and minimum Interest Coverage Ratio Financial Covenants to be tested on June 30, 1998 and thereafter. It is understood among the parties hereto that a Default or Event of Default resulting solely from the failure to comply with such Financial Covenants shall not be deemed to have occurred prior to June 30, 1998 (I.E., the date on which such covenants are tested).

          SECTION 12. FEES. In consideration of the waivers, amendments and consent herein, Borrower shall pay on the Effective Date to Agent a fee of $450,000, to be divided among the Lenders executing this Waiver, Amendment and Consent based on their Pro Rata Share (the "Amendment Fee").

          SECTION 13. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES. The Credit Parties represent and warrant to Agent and each Lender as follows:

          (a) The execution, delivery and performance by each Credit Party of this Waiver, Amendment and Consent (and each of the other documents to be executed by such Person pursuant hereto) and the creation of all Liens provided for herein: (1) are within such Person's corporate power; (2) have been duly authorized by all necessary or proper corporate and shareholder action; (3) do not contravene any provision of such Person's charter or bylaws; (4) do not violate any law or regulation, or any order or decree of any Governmental Authority; (5) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (6) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (7) do not require the consent or approval of any Governmental Authority or any other Person.

          (b) This Waiver, Amendment and Consent and the other documents to be executed and delivered by the Credit Parties have been duly executed and delivered by each Credit Party and this Waiver, Amendment and Consent and the Loan Documents as amended hereby constitute the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with their terms.

          (c) After giving effect to the waivers, amendments and consents contained in this Waiver, Amendment and Consent, each of the representations and warranties of the Credit Parties contained in the Credit Agreement and each of the other Loan Documents shall be true and correct on and as of the Effective Date as if made on such date, except to the extent any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by such agreements.

          (d) After giving effect to the waivers, amendments and consents contained in this Waiver, Amendment and Consent, no Default or Event of Default shall be continuing except with regard to Section 6.14 of the Credit Agreement as contemplated by Section 1 of this Waiver, Amendment and Consent.

          SECTION 14. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS WAIVER, AMENDMENT AND CONSENT. This Waiver, Amendment and Consent shall become effective as of the first date on which each of the following conditions shall have been satisfied or provided for in a manner satisfactory to Agent, or waived by Agent and Requisite Lenders (such date is referred to herein as the "Effective Date"):

          (a) Agent shall have executed this Waiver, Amendment and Consent.

          (b) Agent shall have received, in form and substance satisfactory to Agent, this Waiver, Amendment and Consent, duly executed and delivered by Borrower, the other Credit Parties and Requisite Lenders.

          (c) Agent on behalf of Lenders executing this Waiver, Amendment and Consent shall have received the Amendment Fee.

          (d) Agent shall have received, in form and substance satisfactory to Agent, Pledge Amendments, duly executed and delivered by each Credit Party, pledging 100% of the issued and outstanding Stock of each domestic Subsidiary and 66% of the issued and outstanding Stock of each Canadian Subsidiary, share certificates (registered in Agent's name in the case of Stock of a Canadian Subsidiary) representing all of the outstanding Stock being pledged pursuant to the Pledge Amendments and, except in the case of share certificates representing Stock of a Canadian Subsidiary, stock powers for such shares certificates executed in blank in form and substance satisfactory to Agent.

          (e) Agent shall have received a copy of the share register of each Canadian Pledged Entity showing Agent as the registered owner of the Pledged Shares of such Pledged Entity certified by the corporate secretary of such Pledged Entity as being true and complete, all in form and substance satisfactory to Agent.

          (f) Agent shall have received duly executed originals of an opinion of Brownstein Hyatt Farber & Strickland, P.C., special counsel to the Credit Parties, and an opinion of McCarthy, Tetrault, special counsel to the Credit Parties, in form and substance satisfactory to Agent and its counsel, dated the Effective Date.

          SECTION 15. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Effective Date, each reference in the Loan Documents to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to such Loan Document as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Waiver, Amendment and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 16. FEES AND EXPENSES. Borrower agrees to reimburse Agent for all reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors in connection with the preparation, execution, and delivery of this Waiver, Amendment and Consent.

          SECTION 17. GOVERNING LAW. THIS WAIVER, AMENDMENT AND CONSENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          SECTION 18. SECTION TITLES. Section titles contained in this Waiver, Amendment and Consent are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          SECTION 19. COUNTERPARTS. This Waiver, Amendment and Consent may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.


                           [Signature Pages Follow]

          IN WITNESS WHEREOF, this Waiver, Amendment and Consent has been duly executed as of the date first written above.

                                    DANA PERFUMES CORP.


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                       Other Credit Parties:

                                    RENAISSANCE COSMETICS, INC.
                                    COSMAR CORPORATION
                                    RCI CHINA, INC.
                                    GREAT AMERICAN COSMETICS, INC.
                                    HOUBIGANT (1995) LIMITED
                                    MEM COMPANY, INC.
                                    TINKERBELL, INC.
                                       (F/K/A MARTON FRERES, INC.)
                                    RENAISSANCE INTERNATIONAL
                                       EXPORT, INC.


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Agent and Lender


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title: Duly Authorized Signatory


                                    NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                        as Lender


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                    PNC BANK, N.A.,
                                         as Lender


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                                                    SCHEDULE A


                              EXISTING EVENTS OF DEFAULT


1. Events of Default under Section 8.1(b) of the Credit Agreement arising as a result of Borrower's failure to comply with (i) the Minimum EBITDA Financial Covenant for the 12-month period ended on the Fiscal Quarter ending December 31, 1997, (ii) the Maximum Leverage Ratio Financial Covenant at the end of the Fiscal Quarter ending December 31, 1997, and
     (iii) the Minimum Interest Coverage Ratio Financial Covenant for the 12-month period ended on the Fiscal Quarter ending December 31, 1997, as set forth in paragraphs (b), (c) and (d) of ANNEX G to the Credit Agreement, respectively.

2. Event of Default under Section 8.1(b) of the Credit Agreement arising as a result of the Credit Parties' failure to deliver the documentation required by the provisions of Section 6.1 of the Credit Agreement in connection with the amalgamation of MEM Company (Canada) Limited and Houbigant (1995) Limited.

                                                                     SCHEDULE B

                                    PLEDGED SHARES
--------------------------------------------------------------------------------------
                                                   Stock                 Percentage of
                                     Class of   Certificate   Number of   Outstanding
Pledgor            Pledged Entity      Stock        Nos.       Shares*       Shares
--------------------------------------------------------------------------------------
Renaissance        Cosmar             Common        1, 1M         200         100%
Cosmetics, Inc.    Corporation
--------------------------------------------------------------------------------------
Renaissance        RCI China, Inc.    Common          1           100         100%
Cosmetics, Inc.
--------------------------------------------------------------------------------------
Cosmar             Dana Perfumes      Common      1M, 1H, 2       310         100%
Corporation        Corp.
--------------------------------------------------------------------------------------
Cosmar             Great American     Common         3, 4         200         100%
Corporation        Cosmetics, Inc.
--------------------------------------------------------------------------------------
Dana Perfumes      MEM Company,       Common          1D        1,000         100%
Corp.              Inc.
--------------------------------------------------------------------------------------
Dana Perfumes      Houbigant          Common         2, 3         200          66%
Corp.              (1995) Limited
--------------------------------------------------------------------------------------
Dana Perfumes      Renaissance        Common          1           100         100%
Corp.              International
                   Export, Inc.
--------------------------------------------------------------------------------------
MEM Company,       Tinkerbell, Inc.   Common         1            25          100%
Inc.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

* Amount shown is 100% of stock owned by Pledgor.